FVIT P-1
FVIT PA-1
                      SUPPLEMENT DATED NOVEMBER 15, 2005
            TO THE PROSPECTUS OF THE FRANKLIN VALUE INVESTORS TRUST (Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund,
         Franklin MicroCap Value Fund, Franklin Small Cap Value Fund) dated March 1, 2005, and November 1, 2005

 The prospectus is amended as follows:

I. The Franklin Balance Sheet Investment Fund is updated as follows:
 Effective May 2, 2002, the Fund was closed to all new investors. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer sponsored retirement plans invested in the Fund as of the closure date may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. New retirement plans succeeding to an existing retirement plan investor by merger or reorganization, and new retirement plans, a majority of whose participants are also participants in an existing retirement plan investor in the Fund, may also open new accounts in the Fund and invest on behalf of new participants. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

II. The Franklin MicroCap Value Fund is updated as follows: Effective January 14, 2004, the Fund was closed to all new investors, except Employer Sponsored Retirement Plans administered by DCS. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer Sponsored Retirement Plans invested in the Fund as of the closure date may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

               Please keep this supplement for future reference.